UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) December 1, 2005
                                ----------------

                              BOWATER INCORPORATED
             (Exact name of registrant as specified in its charter)


     Delaware                         1-8712                    62-0721803
(State or other jurisdiction       (Commission                (IRS Employer
of incorporation)                  File Number)             Identification No.)


                             55 East Camperdown Way
                                  P.O. Box 1028
                        Greenville, South Carolina 29602
               (Address of principal executive offices) (Zip Code)

                                 (864) 271-7733
              (Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report): Not applicable

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/  / Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED][GRAPHIC OMITTED]

Item 1.01 Entry into Material Agreement

     On December 1, 2005, we amended our 364-day accounts receivable securitization arrangement. The amendment renewed the arrangement, which is now scheduled to terminate on November 29, 2006. The amendment also enables us to obtain letters of credit under the arrangement. Under the amended arrangement, we will continue to sell a significant portion of our trade accounts receivable to a special purpose entity, which pledges those receivables as security for outstanding borrowings. A small portion of our trade accounts receivable are still required to be sold and pledged as security even though they may not qualify as borrowings. Under this arrangement, we can continue to borrow up to $200 million, depending upon the amount and nature of our trade accounts receivable. The interest rate is based on commercial paper issued by the lenders plus a margin.

     The trade accounts receivable and related borrowings are recorded on our Consolidated Balance Sheet. The special purpose entity that purchases the trade accounts receivable, Bowater Funding Inc., will continue to be consolidated for purposes of financial reporting only.

     Copies of the two agreements that govern this arrangement, the Amended and Restated Receivable Sale Agreement by and among Bowater Incorporated, Bowater America Inc., and Bowater Funding Inc., and the Amended and Restated Loan Agreement by and among Bowater Funding Inc. Bowater Incorporated, SunTrust Bank, Wachovia Bank, N.A., SunTrust Capital Markets, Inc., and the lenders who become party to the agreement, are attached hereto as Exhibits 99.1 and 99.2, respectively.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         BOWATER INCORPORATED
                                         (Registrant)


Date:  December 7, 2005                  By:      /S/ William G. Harvey
                                              ---------------------------------
                                         Name: William G. Harvey
                                         Title: Senior Vice President and
                                                Chief Financial Officer